                                                                    EXHIBIT 10.2

                            FIRST LETTER AMENDMENT

                                 June 30, 1998

To the Financial Institutions
  parties as A Lenders
  to the Credit Agreement
  referred to below

Gentlemen:

          We refer to the U.S. $800,000,000 Credit Agreement dated as of July 1, 1997 (the "Credit Agreement") among the undersigned, certain of our subsidiaries parties thereto as LC Subsidiaries, you, Citibank, N.A., as Issuing Bank and Citicorp USA Inc., as Agent. Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

          It is hereby agreed by you and us that the Credit Agreement is, effective as of the date first above written, hereby amended as follows:

          (a)  The definition of "A Commitment" in Section 1.01 is amended in
                                  ------------
     full to read as follows:

               "`A Commitment' means, as to each A Lender, the amount set forth
                 ------------
               opposite such A Lender's name on Schedule I to the First Letter Amendment under the caption A Commitment or, if such A Lender has
                                           ------------
               entered into one or more Assignment and Acceptances, the amount set forth for such A Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof, in each case as such amount may be reduced or increased pursuant to
               Section 2.05."

          (b)  The definition of "Eurodollar Rate Margin" in Section 1.01 is
                                  ----------------------
     amended by deleting the number "0.165%" therein and substituting for such number the number "0.175%".

          (c)  The definition of "LC Commitment" in Section 1.01 is amended in
                                  -------------
     full to read as follows:

               "`LC Commitment' means, as to any LC Lender, the amount set forth
                 -------------
               opposite such LC Lender's name on Schedule I to the First Letter Amendment under the caption LC Commitment or, if such LC Lender
                                           -------------
               has entered into one or more Assignment and Acceptances, the amount set forth for such LC Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof, in each case as such amount may be reduced or increased from time to time pursuant to Section 3.09."

          (d) The definition of "LC Termination Date" in Section 1.01 is amended
                                 -------------------
     by deleting the date "June 30, 1998" therein and substituting for such date the date "June 29, 1999"

          (e) The definition of "Revolver Termination Date" in Section 1.01 is
                                 -------------------------
     amended by deleting the date "June 30, 1998" therein and substituting for such date the date "June 29, 1999."

          (f) A definition of First Letter Amendment is added in Section 1.01 in
                              ----------------------
     the appropriate alphabetical order to read as follows:

              "`First Letter Amendment' means the First Letter Amendment dated
                ----------------------
               June 30, 1998 to this Agreement."

          (g) Section 2.04(a) is amended by deleting the number "0.06%" therein and substituting for such number the number "0.05%".

          By executing this Amendment, each of the undersigned and each of you agree that ABN AMRO Bank N.V. is a Lender for all purposes of the Credit Agreement and its A Commitment and LC Commitment are the respective amounts set forth opposite its name on Schedule I hereto.

          On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning five signature pages of this letter amendment to Shearman & Sterling, 555 California Street, San Francisco, California 94104, Attention: Steven Sherman. This letter amendment shall become effective as of the date first above written when and if on or before June 30, 1998 counterparts of this letter amendment shall have been executed by us and all of the A Lenders. This letter amendment is subject to the provisions of
Section 10.01 covering amendments, etc. of the Credit Agreement.

          This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                              Very truly yours,

                              THE BORROWER

                              THE GAP, INC.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              THE LC SUBSIDIARIES

                              BANANA REPUBLIC, INC.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GPS (U.S.A.) LIMITED


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GAP (CANADA) INC.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GAP INTERNATIONAL SOURCING LIMITED


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GAP INTERNATIONAL SOURCING
                              PTE. LTD.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GAP (JAPAN) K.K.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GAP INTERNATIONAL SOURCING (HOLDING) LIMITED


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

                              GAP (NETHERLANDS) B.V.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:


                              OLD NAVY INC.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:


                              GPS CATALOG, INC.


                              By     /s/ Warren R. Hashagen
                                  -----------------------------
                                 Name:
                                 Title:

Agreed as of the date first above written:

CITICORP USA INC., as a Bank
and as Agent


By  /s/ Carolyn A. Wendler
  ---------------------------
  Name:  Carolyn A. Wendler
  Title:  Managing Director

CITIBANK N.A., as Issuing Bank


By
  ---------------------------
  Name:  Marjorie Futornick
  Title:  Vice President

BANK OF AMERICA NATIONAL
TRUST & SAVINGS ASSOCIATION, as
a Bank and as Senior Managing Agent


By  /s/ Maria Vickroy-Peralta
  ----------------------------
  Name:  Maria Vickroy-Peralta
  Title:  Vice President

THE HONGKONG AND SHANGHAI
BANK CORPORATION LIMITED, as
a Bank and as Senior Managing Agent


By  /s/ Douglas F. Stolberg
  ----------------------------
  Name: Douglas F. Stolberg
  Title:  Senior Vice President

NATIONSBANK OF TEXAS, N.A., as
a Bank


By  /s/  Michael Shea
  ---------------------
  Name:  Michael Shea
  Title:  S.V.P.

THE ROYAL BANK OF CANADA, as
a Bank


By   /s/ Molly Drennan
  --------------------
  Name:  Molly Drennan
  Title:  Senior Manager Corporate Banking

BANK OF MONTREAL, as
a Bank


By   /s/ Richard W. Camm
  ----------------------
  Name:  Richard W. Camm
  Title:  Managing Director

SOCIETE GENERALE, as
a Bank


By   /s/ J. Blaine Shaum
  -----------------------
  Name:  J. Blaine Shaum
  Title:  Managing Director

THE FUJI BANK, LIMITED, as
a Bank


By   /s/ Keiichi Ozawa
  ---------------------
  Name:  Keiichi Ozawa
  Title:  Joint General Manager

MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, as a Bank
and as a Senior Managing Agent


By   /s/ Robert Bottamedi
  -----------------------
  Name:  Robert Bottamedi
  Title:  Vice President

THE SUMITOMO BANK LIMITED, as
a Bank


By   /s/ Kozo Masaki
  ------------------
  Name:  Kozo Masaki
  Title:  General Manager

DEUTSCHE BANK AG NEW YORK
BRANCH AND/OR CAYMAN ISLANDS
BRANCH, as a Bank


By   /s/ Hans-Josef Thiele
  -------------------------
  Name:  Hans-Josef Thiele
  Title:  Director


By   /s/ Joel Makowsky
  --------------------
  Name:  Joel Makowsky
  Title:  Vice President

UNION BANK OF SWITZERLAND,
NEW YORK BRANCH, as a Bank


By   /s/ Paula Mueller
  --------------------
  Name:  Paula Mueller
  Title:  Vice President Structured Finance

By   /s/ Philippe R. Sandmeier
  ----------------------------
  Name:  Philippe R. Sandmeier
  Title:  Director

U.S. NATIONAL BANK OF OREGON, as
a Bank


By   /s/ Brennan K. Church
  ------------------------
  Name:  Brennan K. Church
  Title:  Assistant Vice President

ABN AMRO BANK N.V., as a Bank


By   /s/ Jeffrey A. French
  ------------------------
  Name:  Jeffrey A. French
  Title:  Group Vice President & Director


By   /s/ Ian S. Hisert
  --------------------
  Name:  Ian S. Hisert
  Title:  Corporate Banking Officer

                                 SCHEDULE I


Lender                                             A Commitment                  LC Commitment
---------------------------------------------------------------------------------------------------
Citicorp USA Inc.                                  38,684,210.53                 49,736,842.11
---------------------------------------------------------------------------------------------------
Bank of America National Trust & Savings           33,157,894.74                 42,631,578.95
Association
---------------------------------------------------------------------------------------------------
The Hongkong and Shanghai                          33,157,894.74                 42,631,578.95
Bank Corporation Limited
---------------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.                         23,947,368.42                 30,789,473.68
---------------------------------------------------------------------------------------------------
The Royal Bank of Canada                           18,421,052.63                 23,684,210.53
---------------------------------------------------------------------------------------------------
Bank of Montreal                                   18,421,052.63                 23,684,210.53
---------------------------------------------------------------------------------------------------
Societe Generale                                   23,947,368.42                 30,789,473.68
---------------------------------------------------------------------------------------------------
The Fuji Bank, Limited                             18,421,052.63                 23,684,210.53
---------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Company of New York          33,157,894.74                 42,631,578.95
---------------------------------------------------------------------------------------------------
The Sumitomo Bank Limited                          23,947,368.42                 30,789,473.68
---------------------------------------------------------------------------------------------------
Deutsche Bank AG New York Branch and/or            23,947,368.42                 30,789,473.68
Cayman Islands Branch
---------------------------------------------------------------------------------------------------
Union Bank of Switzerland, New York Branch         18,421,052.63                 23,684,210.53
---------------------------------------------------------------------------------------------------
U.S. National Bank of Oregon                       18,421,052.63                 23,684,210.53
---------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                                 23,947,368.42                 30,789,473.68
---------------------------------------------------------------------------------------------------